UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 20, 2011

DRINKS AMERICAS HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19086	87-0438825
State of Incorporation	Commission File Number	IRS Employer I.D. Number

372 Danbury Road, Suite 163, Wilton, Connecticut 06897
Address of principal executive offices

Registrant's telephone number: (203) 762-7000

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Telephone: (212) 930-9700
Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Form 8-K and other reports filed by Drinks Americas Holdings, Ltd., a Delaware corporation (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01                      Other Events.

On April 27, 2010, Drinks Americas Holdings, Ltd., a Delaware corporation (the “Company”) filed a Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation to effect a 1-for-250 reverse split of the Company’s common stock.  The reverse stock split became effective on and was announced by Financial Industry Regulatory Authority (“FINRA”) on December 23, 2011.  This action followed stockholder approval by written consent of the majority of the stockholders taken without a meeting on September 29, 2011, which approval granted authority to the Company’s Board of Directors to effect a reverse stock split of the Company’s authorized, issued and outstanding common stock.

On December 27, 2011, the effective date determined by FINRA, every 250 shares of the Company’s issued and outstanding common stock were combined into one share of common stock. The Company did not issue any fractional shares in connection with the reverse stock split.  Stockholders of record who otherwise would have been entitled to receive fractional shares will be entitled, upon surrender to our transfer agent of certificates representing such shares, an additional full share of common stock in lieu thereof.

On December 27, 2011, to indicate the reverse stock split, the OTCBB appended a “D” to the Company’s trading symbol and for a period of 20 trading days the Company’s common stock will be reported under the symbol “DKAMD.”  After the 20 trading days, the Company’s trading symbol will revert to “DKAM.”  The new CUSIP number for the Company’s common stock is 26205U309.

Additional information about the reverse stock split is available in the Company’s definitive information statement filed with the Securities and Exchange Commission on October 24, 2011.

A copy of the Amendment effecting the reverse stock split is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Drinks Americas Holdings, Ltd.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2011

DRINKS AMERICAS HOLDINGS, LTD.

/s/ J. Patrick Kenny
J. Patrick Kenny, President and CEO